PACE® Select Advisors Trust

Prospectus Supplement |  December 28, 2018

Supplement to the prospectuses relating to Class A and Class Y shares and Class P shares (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 28, 2018.

Includes:

•  PACE® Mortgage-Backed Securities Fixed Income Investments

•  PACE® Intermediate Fixed Income Investments

•  PACE® Strategic Fixed Income Investments

•  PACE® Municipal Fixed Income Investments

•  PACE® Global Fixed Income Investments

•  PACE® High Yield Investments

•  PACE® Large Co Value Equity Investments

•  PACE® Large Co Growth Equity Investments

•  PACE® Small/Medium Co Value Equity Investments

•  PACE® Small/Medium Co Growth Equity Investments

•  PACE® International Equity Investments

•  PACE® International Emerging Markets Equity Investments

•  PACE® Global Real Estate Securities Investments

•  PACE® Alternative Strategies Investments

Dear Investor,

The purpose of this supplement is to update information for PACE Select Advisors Trust (the "Trust").

First, this supplement updates certain information regarding investment advisory arrangements for PACE Global Real Estate Securities Investments, a series of the Trust (the "fund"). Brookfield Investment Management Inc. ("Brookfield") has been a subadvisor to the fund since November 2009 and is an indirect wholly-owned subsidiary of Brookfield Asset Management Inc. ("BAM"), which chose to restructure certain of its wholly-owned subsidiaries. Consequently, Brookfield's form of organization will change from a Delaware corporation to a Delaware limited liability company and Brookfield will change its name to "Brookfield Public Securities Group LLC," effective January 2, 2019. This does not constitute an assignment for purposes of the Investment Company Act of 1940, as amended, and the changes are not expected to impact the strategy Brookfield utilizes for the fund.

Second, this supplement discloses variations to sales load waivers and discounts that would apply to investors that purchase Class A shares of series of the Trust through Raymond James platforms or accounts.

ZS-998

I. PACE Global Real Estate Securities Investments

Effective January 2, 2019, the Prospectuses and SAI are revised as follows:

All references to "Brookfield Investment Management Inc." are replaced with "Brookfield Public Securities Group LLC." In addition, all biographical information relating to the relevant portfolio managers of PACE Global Real Estate Securities Investments in the Prospectuses is updated to reflect their employment with Brookfield Public Securities Group LLC.

II. All Funds

Effective immediately, Appendix A to the Multi-Class Prospectus is revised by adding the following as the last section of the appendix:

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the funds' prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•  Shares purchased in an investment advisory program.

•  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•  Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on Class A shares available at Raymond James

•  Death or disability of the shareholder.

•  Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.

•  Return of excess contributions from an IRA Account.

•  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2 as described in the fund's prospectus.

•  Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•  Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

•  Breakpoints as described in this prospectus.

•  Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

© UBS 2018. All rights reserved.
UBS Asset Management (Americas) Inc.